                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                         ----------------------------

                                   FORM 8-K

                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                         Date of Report - July 2, 1997
                                          ------------

                                AmeriKing, Inc.
            (Exact name of registrant as specified in its charter)


                                   Delaware
                         (State or other jurisdiction
                       of incorporation or organization)

                       2215 Enterprise Drive, Suite 1502
                             Westchester, Illinois
                   (Address of principal executive offices)

                                  36-3970707
                               (I.R.S. employer
                              identification no.)

                                     60154
                                  (Zip code)


        Registrant's telephone number, including area code 708-947-2150

                                Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)

Item 1.   Changes in Control of Registrant

          Not applicable

Item 2.   Acquisition or Disposition of Assets

          On June 16, 1997, the Company successfully completed the acquisition of 26 restaurants in the Fayetteville and Raleigh Durham areas (the "North Carolina Acquisition")from a franchisee for an aggregate purchase price of approximately $42.2 million including acquisition related real estate. Simultaneously with the acquisition the Company amended its current credit agreement (the "Credit Agreement") increasing the credit available thereunder from $15 million to $75 million. The North Carolina acquisition was funded through the use of the available credit under the Credit Agreement and the Company's cash on hand and was accounted for under the purchase method of accounting.

The North Carolina Acquisition was the tenth acquisition the Company has made since its incorporation in September, 1994. As a result of the North Carolina Acquisition the Company currently operates 204 Burger King Restaurants in Illinois, Virginia, Indiana, Colorado, Texas, Tennessee, Kentucky, Wisconsin, Ohio, North Carolina and Georgia.

For the year ended December 31, 1996, the combined revenues of the 26 stores purchased totaled $32.3 million.

Item 3.   Bankruptcy or Receivership

          Not applicable

Item 4.   Change in Registrant's Certifying Accountant

          Not applicable

Item 5.   Other Events

          The registrant is filing amendments as exhibits listed in Item 7(c) below.

Item 6.   Resignations of Registrant's Directors

          Not applicable

Item 7.  Financial Statements and Exhibits

         (c) Exhibits.  The following exhibits are being filed along with this
                        Current Report on Form 8-K.

         Exhibit
         No.            Document Description
         ---            --------------------

         2.23           AMENDMENT NO.2 TO THE ASSET PURCHASE AGREEMENT dated
                        June 16, 1997 among F&P ENTERPRISES, INC., THE
                        SHAREHOLDERS OF F&P ENTERPRISES, INC. AND NATIONAL
                        RESTAURANT ENTERPRISES, INC.


         2.24           AMENDMENT NO.3 TO THE ASSET PURCHASE AGREEMENT dated
                        June 16, 1997 among F&P ENTERPRISES, INC., THE
                        SHAREHOLDERS OF F&P ENTERPRISES, INC. AND NATIONAL
                        RESTAURANT ENTERPRISES, INC.


         2.25           AMENDMENT NO.2 TO THE ASSET PURCHASE AGREEMENT dated
                        June 16, 1997 among NORTH FOODS, INC., THE SHAREHOLDERS
                        OF NORTH FOODS, INC. AND NATIONAL RESTAURANT
                        ENTERPRISES, INC.


         2.26           AMENDMENT NO.3 TO THE ASSET PURCHASE AGREEMENT dated
                        June 16, 1997 among NORTH FOODS, INC., THE SHAREHOLDERS
                        OF NORTH FOODS, INC. AND NATIONAL RESTAURANT
                        ENTERPRISES, INC.


         2.27           REAL ESTATE PURCHASE AGREEMENT dated March 7, 1997 among
                        T&B LEASING, THOMAS FICKLING AND WILLIAM PRENTICE (the
                        "PARTNERS"), AND CASTLE PROPERTIES, LLC.


         2.28 AMENDMENT NO.1 TO THE REAL ESTATE PURCHASE AGREEMENT dated April 8, 1997 among T&B LEASING, THOMAS FICKLING
                        AND WILLIAM PRENTICE (the "PARTNERS") AND CASTLE
                        PROPERTIES, LLC.


         2.29 AMENDMENT NO.2 TO THE REAL ESTATE PURCHASE AGREEMENT dated June 16, 1997 among T&B LEASING, THOMAS FICKLING
                        AND WILLIAM PRENTICE (the "PARTNERS"),CASTLE PROPERTIES,
                        LLC AND NATIONAL RESTAURANT ENTERPRISES, INC.


         2.30 AMENDMENT NO.3 TO THE REAL ESTATE PURCHASE AGREEMENT dated June 16, 1997 among T&B LEASING, THOMAS FICKLING
                        AND WILLIAM PRENTICE, INVESTORS TITLE EXCHANGE
                        CORPORATION, AND NATIONAL RESTAURANT ENTERPRISES, INC.


         2.31           REAL ESTATE PURCHASE AGREEMENT dated March 7, 1997 among
                        W&W INVESTMENTS LIMITED PARTNERSHIP, THOMAS FICKLING AND
                        WILLIAM PRENTICE (the "GENERAL PARTNERS"), AND CASTLE
                        PROPERTIES, LLC.


         2.32 AMENDMENT NO.1 TO THE REAL ESTATE PURCHASE AGREEMENT dated April 8, 1997 among W&W INVESTMENTS LIMITED
                        PARTNERSHIP, THOMAS FICKLING AND WILLIAM PRENTICE (the
                        "PARTNERS") AND CASTLE PROPERTIES, LLC.


         2.33 AMENDMENT NO.2 TO THE REAL ESTATE PURCHASE AGREEMENT dated June 16, 1997 among W&W INVESTMENT LIMITED
                        PARTNERSHIP, THOMAS FICKLING AND WILLIAM PRENTICE (the
                        "GENERAL PARTNERS"), CASTLE PROPERTIES, LLC AND NATIONAL
                        RESTAURANT ENTERPRISES, INC.

Item 8. Change in Fiscal Year

         Not applicable

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Westchester, State of Illinois.



                                        Ameriking, Inc.


     ______________________             _________________________________
     Date                               Lawrence E. Jaro
                                        Managing Owner, Chairman and
                                        Chief Executive Officer